Exhibit 99.2

Second Quarter 2010 Earnings Review Paul M. Barbas President and Chief Executive Officer Frederick J. Boyle Senior Vice President, Chief Financial Officer, and Treasurer

Investor Relations Contact Craig Jackson VP & Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions, including impacts the current financial crisis may have on our business and financial condition; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. 1

Financial Highlights 2 Earnings Q2 2010 earnings of $0.53 per share compared to Q2 2009 earnings of $0.37 per share Maintaining 2010 earnings guidance of $2.35 to $2.55 per share Diluted Earnings per Share

3 Weather Adjusted Retail Sales Q2 2009 – Q2 2010 (QTR v QTR% Variance) Weather adjusted retail sales increased 5% Industrial sales continue to improve across multiple industries: Automotive Metals Plastics Food Economic Environment / Retail Sales

DPL’s Competitive Retail Environment DPL Energy Resources (DPLER) retaining substantial majority of DP&L’s switched retail load. Annualized Estimate GWh % % Total DP&L Load 6,966 100% 100% CRES Share of DP&L Load DPLER Share of DP&L Load 1,759 25.3% 33.6% 3rd Party Share of DP&L Load 16 0.2% 1.4% CRES Provided Load 1,775 25.5% 35.0% Supplier Share of CRES Load DPLER Share of CRES Load 1,759 99.1% 95.9% 3rd Party Share of CRES Load 16 0.9% 4.1% CRES Provided Load 1,775 100.0% 100.0% YTD Actual June 2010

Plant Performance 5 Generation (GWHs) EFOR % Avg Q2 AEP-Dayton Hub Day Ahead Market Price ($/MWH) Improved generation performance and higher market prices resulted in higher wholesale sales volumes and revenues. Q2 2010 generation output increased by 8% Q2 2010 wholesale sales volumes increased 42%

Second Quarter 2010 Financial Results

Three Months Ended Six Months Ended June 30, June 30, Earnings per share on common stock 2010 2009 2010 2009 Basic $ 0.53 $ 0.38 $ 1.15 $ 0.99 Diluted $ 0.53 $ 0.37 $ 1.14 $ 0.99 Three Months Ended Six Months Ended June 30, June 30, Average number of common shares outstanding 2010 2009 2010 2009 (in millions) Basic 115.7 112.2 115.6 112.2 Diluted 116.2 113.2 116.2 112.9 Financial Results 7

Second Quarter 2010 Earnings Drivers 2nd Quarter 2009 actual diluted earnings per share $0.37 Items impacting 2nd Quarter 2010 earnings ($ per share): Increased retail revenues $0.34 Increased wholesale revenues $0.11 Lower gains on coal sales ($0.07) Higher purchased power expenses ($0.15) Higher O&M costs* ($0.06) Other ($0.01) 2nd Quarter 2010 actual diluted earnings per share $0.53 * Includes O&M expenses with one for one revenue offsets ($0.02) and disability expenses ($0.03). 8

9 Weather Adjusted Retail Sales Q2 2009 – Q2 2010 (Quarterly % Variance) Weather had an approximately 2% impact on retail sales volume for the second quarter 2010 due to a 23% increase in cooling degree days. Second Quarter Retail Sales Actual Retail Sales Q2 2009 – Q2 2010 (Quarterly % Variance)

10 Weather Adjusted Retail Sales YTD 2009 vs. YTD 2010 (% Variance) Anticipate full year 2010 weather normalized sales to be 2% higher compared to 2009 Year to Date Retail Sales Actual Retail Sales YTD 2009 vs. YTD 2010 (% Variance)

Other income statement items compared to Q2 2009: Higher general taxes of $3.7 million Lower interest expense of $1.9 million Higher income taxes of $10.5 million 11 Increased pre-tax income Debt retirement in 2009 Second Quarter 2010 Earnings Drivers Higher Property tax accruals

Liquidity and Capital Outlook

 Capacity from combined revolvers increased from $320 million to $420 million during the quarter. No borrowings currently outstanding on DP&L’s revolvers. Liquidity and Select Cash Flow Items 13 Liquidity @ June 30, 2010 ($ in millions) Cash and cash equivalents $87 Short-term investments 47 Available Credit from DP&L $220M Revolver 220 Available Credit from DP&L $200M Revolver 200 Total Available Credit from Combined Revolvers $420 Select Cash Flow Items for YTD June 2010 ($ in millions) Net cash provided by operating activities $205 Dividends paid on common stock $(70) Capital expenditures $(75)

2010 - 2012 Capital Outlook Construction Additions ($ in millions) 2010 – 2012 estimated construction additions Base $610 million Proposed AMI/Smart Grid $270 million (Filed with PUCO Aug. 2009) Total $880 million $0 $50 $100 $150 $200 $250 $300 $350 2010E 2011E 2012E Base Proposed AMI/Smart Grid 14

Potential Uses of Cash 15 Evaluating multiple opportunities to deploy cash Capital Investments Incremental Transmission and Distribution investments AMI / Smart Grid – pending PUCO approval Renewable investments – to meet Ohio Senate Bill 221 requirements Capital Structure Debt repurchases Stock repurchases Dividend increase

2010 Earnings Guidance

2010 earnings guidance of $2.35 to $2.55 per share 2010 Earnings Guidance Reaffirmed 17 Second Quarter 2010 Earnings Review

Second Quarter 2010 Earnings Review Paul M. Barbas President and Chief Executive Officer Frederick J. Boyle Senior Vice President, Chief Financial Officer, and Treasurer